PGi Reports Second Quarter 2013 Results: Organic Revenues Grew Nearly 5% to $132.2M*; Non-GAAP Diluted EPS from Continuing Operations $0.20*; SaaS Revenue Up Nearly 75% Year-Over-Year

Company Revises 2013 Financial Outlook to Reflect Recent Changes in Foreign Currency Exchange Rates and Slower Trends in Europe

ATLANTA, July 18, 2013 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for over 20 years, today announced results for the second quarter ended June 30, 2013.

In the second quarter of 2013, net revenues totaled $132.2 million, compared to $127.0 million in the second quarter of 2012. Diluted EPS from continuing operations was $0.17 in the second quarter of 2013, compared to diluted EPS from continuing operations of $0.14 in the second quarter of 2012. Non-GAAP diluted EPS from continuing operations was $0.20* in the second quarter of 2013, compared to non-GAAP diluted EPS from continuing operations of $0.19* in the second quarter of 2012.

"With revenue from our SaaS products growing nearly 75% in the second quarter – and over half that growth coming from our audio customers adding iMeet® and GlobalMeet® – we remain pleased with our execution of PGi's growth strategy," said Boland T. Jones, PGi founder, chairman and CEO. "The continued growth of our SaaS-based revenue remains a top priority for us, while at the same time we are focused on continuing to drive market share gains through investments in our global distribution and in our acquisition program.

"Over the last few weeks, our year-over-year revenue trends in Europe have slowed, from double-digit to mid-single-digit organic growth rates. We believe this slowdown is related to general economic conditions in the region, and we are confident that PGi continues to have a strong competitive position in the European market. Despite these recent trends, we remain optimistic in both our near- and long-term outlooks for PGi."

Six Month Results

In the first six months of 2013, net revenues totaled $261.7 million, compared to $253.6 million in the first six months of 2012. Diluted EPS from continuing operations was $0.33 in the first six months of 2013, compared to diluted EPS from continuing operations of $0.27 in the first six months of 2012. Non-GAAP diluted EPS from continuing operations was $0.39* in the first six months of 2013, compared to non-GAAP diluted EPS from continuing operations of $0.37* in the first six months of 2012.

Financial Outlook

The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Continued foreign currency exchange rate fluctuations and a recent slowing of our business trends in Europe have negatively affected the guidance PGi previously provided on April 18, 2013. As a result, PGi has updated its financial outlook for 2013. Based on current business trends and current foreign currency exchange rates, PGi anticipates that net revenues from continuing operations in 2013 will be in the range of $517-$523 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.78-$0.81*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 737-3662 (U.S. and Canada) or (913) 312-1472 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc./PGi
PGi has been a global leader in virtual meetings for over 20 years. PGi's cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice, mobile, web streaming and file sharing technologies. PGi solutions are available via desktops, tablets and mobile devices, helping businesses worldwide be more productive, mobile and environmentally responsible. PGi has a global presence in 25 countries and an established base of over 40,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted nearly one billion people from 137 countries in over 200 million meetings. For more information, visit PGi at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of our cloud-based, virtual meeting solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customer's confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Net revenues	$ 132,178	$ 127,015	$ 261,670	$ 253,618
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	56,856	53,788	112,363	107,238
Selling and marketing	34,382	32,997	68,545	67,031
General and administrative (exclusive of expenses
shown separately below)	16,186	15,934	31,679	31,215
Research and development	3,831	3,526	7,554	6,905
Excise and sales tax expense	77	118	77	118
Depreciation	8,331	8,011	16,570	15,956
Amortization	392	1,212	854	2,432
Restructuring costs (income)	131	(48)	201	113
Asset impairments	54	20	198	45
Net legal settlements and related expenses	220	62	313	82
Acquisition-related costs	212	-	239	-
Total operating expenses	120,672	115,620	238,593	231,135

Operating income	11,506	11,395	23,077	22,483

Other (expense) income:
Interest expense	(1,527)	(1,789)	(3,328)	(3,561)
Interest income	50	5	71	9
Other, net	188	(179)	218	(249)
Total other expense, net	(1,289)	(1,963)	(3,039)	(3,801)

Income from continuing operations before income taxes	10,217	9,432	20,038	18,682
Income tax expense	2,109	2,739	4,749	5,763
Net income from continuing operations	8,108	6,693	15,289	12,919

Loss from discontinued operations, net of taxes	(133)	(226)	(236)	(273)

Net income	$ 7,975	$ 6,467	$ 15,053	$ 12,646

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	46,204	48,103	46,146	48,279

Basic net income (loss) per share (1)
Continuing operations	$ 0.18	$ 0.14	$ 0.33	$ 0.27
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$ 0.17	$ 0.13	$ 0.33	$ 0.26

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	46,720	48,551	46,618	48,740

Diluted net income (loss) per share (1)
Continuing operations	$ 0.17	$ 0.14	$ 0.33	$ 0.27
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$ 0.17	$ 0.13	$ 0.32	$ 0.26

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	June 30,	December 31,
	2013	2012

ASSETS
CURRENT ASSETS
Cash and equivalents	$ 25,291	$ 20,976
Accounts receivable (less allowances of $796 and $834, respectively)	85,120	75,149
Prepaid expenses and other current assets	20,584	18,245
Income taxes receivable	3,030	1,272
Deferred income taxes, net	11,224	9,852
Total current assets	145,249	125,494

PROPERTY AND EQUIPMENT, NET	103,907	104,613

OTHER ASSETS
Goodwill	294,426	297,773
Intangibles, net of amortization	6,608	7,384
Deferred income taxes, net	2,473	2,597
Other assets	7,085	7,942
TOTAL ASSETS	$ 559,748	$ 545,803

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 55,090	$ 48,166
Income taxes payable	277	1,116
Accrued taxes, other than income taxes	5,272	4,333
Accrued expenses	29,507	32,093
Current maturities of long-term debt and capital lease obligations	1,838	3,137
Accrued restructuring costs	350	1,040
Deferred income taxes, net	1	15
Total current liabilities	92,335	89,900

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	176,716	179,832
Accrued restructuring costs	68	117
Accrued expenses	14,606	15,541
Deferred income taxes, net	12,739	8,209
Total long-term liabilities	204,129	203,699

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
48,181,655 and 47,745,592 shares issued and outstanding, respectively	482	477
Additional paid-in capital	455,673	453,621
Accumulated other comprehensive income	7,072	13,102
Accumulated deficit	(199,943)	(214,996)
Total shareholders' equity	263,284	252,204
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 559,748	$ 545,803

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 15,053	$ 12,646
Loss from discontinued operations, net of taxes	236	273
Net income from continuing operations	15,289	12,919
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,570	15,956
Amortization	854	2,432
Amortization of debt issuance costs	296	295
Net legal settlements and related expenses	313	82
Payments for legal settlements and related expenses	(91)	(17)
Deferred income taxes	1,741	3,342
Restructuring costs	201	113
Payments for restructuring costs	(922)	(1,152)
Asset impairments	198	45
Equity-based compensation	3,636	4,184
Excess tax benefits from share-based payment arrangements	(358)	(264)
Provision for doubtful accounts	360	576
Changes in working capital	(8,189)	(9,344)
Net cash provided by operating activities from continuing operations	29,898	29,167
Net cash used in operating activities from discontinued operations	(257)	(630)
Net cash provided by operating activities	29,641	28,537

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(17,307)	(15,018)
Other investing activities	569	(249)
Business acquisitions, net of cash acquired	(1,194)	(97)
Net cash used in investing activities from continuing operations	(17,932)	(15,364)
Net cash used in investing activities from discontinued operations	-	(60)
Net cash used in investing activities	(17,932)	(15,424)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(31,164)	(35,140)
Proceeds from borrowing arrangements	26,000	24,729
Payments of debt issuance costs	-	(23)
Excess tax benefits of share-based payment arrangements	358	264
Purchase and retirement of treasury stock, at cost	(1,758)	(11,437)
Exercise of stock options	-	853
Net cash used in financing activities from continuing operations	(6,564)	(20,754)
Net cash used in financing activities from discontinued operations	-	-
Net cash used in financing activities	(6,564)	(20,754)

Effect of exchange rate changes on cash and equivalents	(830)	(391)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	4,315	(8,032)
CASH AND EQUIVALENTS, beginning of period	20,976	32,033
CASH AND EQUIVALENTS, end of period	$ 25,291	$ 24,001

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Non-GAAP Operating Income (1)
Operating income, as reported	$ 11,506	$ 11,395	$ 23,077	$ 22,483
Restructuring costs	131	(48)	201	113
Excise and sales tax expense	77	118	77	118
Asset impairments	54	20	198	45
Net legal settlements and related expenses	220	62	313	82
Acquisition-related costs	212	-	239	-
Equity-based compensation	1,962	2,102	3,636	4,184
Amortization	392	1,212	854	2,432
Non-GAAP operating income	$ 14,554	$ 14,861	$ 28,595	$ 29,457

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 8,108	$ 6,693	$ 15,289	$ 12,919
Elimination of non-recurring tax adjustments	(905)	(91)	(1,162)	158
Restructuring costs	92	(34)	142	79
Excise and sales tax expense	54	83	54	83
Asset impairments	38	14	140	32
Net legal settlements and related expenses	155	43	221	57
Acquisition-related costs	149	-	168	-
Equity-based compensation	1,383	1,471	2,563	2,929
Amortization	276	848	602	1,702
Non-GAAP net income from continuing operations	$ 9,350	$ 9,027	$ 18,017	$ 17,959

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.17	$ 0.14	$ 0.33	$ 0.27
Elimination of non-recurring tax adjustments	(0.02)	-	(0.02)	-
Restructuring costs	-	-	-	-
Excise and sales tax expense	-	-	-	-
Asset impairments	-	-	-	-
Net legal settlements and related expenses	-	-	-	-
Acquisition-related costs	-	-	-	-
Equity-based compensation	0.03	0.03	0.05	0.06
Amortization	0.01	0.02	0.01	0.03
Non-GAAP diluted EPS from continuing operations	$ 0.20	$ 0.19	$ 0.39	$ 0.37

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH
(unaudited)

Prior Year Quarter Constant Currency Adjustments (3)

Impact of fluctuations in foreign currency exchange rates
		Q2 - 13 (Constant currency)		Q2 - 13 (Actual)
(in thousands, except per share data)

	Net Revenues	$ 133,199	$ (1,021)	$ 132,178
	North America Net Revenue	$ 86,538	$ (46)	$ 86,492
	Europe Net Revenue	$ 28,941	$ 23	$ 28,964
	Asia Pacific Net Revenue	$ 17,720	$ (998)	$ 16,722
	Non-GAAP Operating Income	$ 14,902	$ (348)	$ 14,554
	Non-GAAP Net Income from Continuing Operations	$ 9,274	$ 76	$ 9,350
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.20	$ -	$ 0.20

(3)

Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 12) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

Impact of fluctuations in foreign currency exchange rates
		Q2 - 13 (Constant currency)		Q2 - 13 (Actual)
(in thousands)

	Net Revenues	$ 132,958	$ (780)	$ 132,178

(4)

Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 13) average exchange rates.

Organic Growth (5)

Impact of fluctuations in foreign currency exchange rates
		June 30, 2012		Organic net revenue growth	June 30, 2013	Organic net revenue growth rate
(in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 127,015	$ (1,021)	$ 6,184	$ 132,178	4.9%
	Net Revenues, Six Months Ended	$ 253,618	$ (1,753)	$ 9,805	$ 261,670	3.9%

(5)

Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions. The Company did not close any acquisitions during the period presented.

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